                    THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT, FIRST AMENDMENT TO PLEDGE AGREEMENT AND WAIVER

     THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT, FIRST AMENDMENT TO PLEDGE AGREEMENT AND WAIVER ("AMENDMENT") dated as of January 26, 1998 between WESTERN BANCORP (formerly known as Monarch Bancorp), a California corporation (the "BORROWER"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "LENDER").

     WHEREAS, the Borrower and the Lender have entered into a Revolving Credit Agreement dated as of September 25, 1996, an Amendment thereto dated as of November 27, 1996 and a Second Amendment thereto dated as of June 11, 1997 (collectively, the "EXISTING AGREEMENT") pursuant to which the Lender has agreed to make revolving credit loans to Borrower;

     WHEREAS, Borrower and Lender have entered into a Pledge Agreement dated as of September 25, 1996 (the "PLEDGE AGREEMENT") pursuant to which Borrower pledged to Lender the stock of Western Bank, a California banking corporation and a wholly owned subsidiary of the Borrower, as security for Borrower's obligations to Lender under the Existing Agreement;

     WHEREAS, the parties wish to amend the Existing Agreement to increase the Commitment of the Lender thereunder and otherwise amend the Existing Agreement and Pledge Agreement; and

     WHEREAS, the Borrower was not in compliance with certain financial covenants under the Existing Agreement and has requested Lender to waive such non-compliance;

     NOW, THEREFORE, the parties agree as follows:

     Section 1. DEFINITIONS. Terms defined in the introductory paragraphs hereof shall have their respective defined meanings when used in this Amendment, and except as otherwise expressly provided herein, terms defined in the Existing Agreement or Pledge Agreement shall have their respective defined meanings when used in this Amendment. In addition, the following terms shall have the following meanings (terms defined in the introductory paragraphs or this SECTION 1 in the singular to have correlative meanings when used in the plural and VICE VERSA):

     "EFFECTIVE DATE" means the first date, if any, which occurs before the termination of this Amendment and on which the conditions precedent set forth in
SECTION 5 hereof shall have been satisfied.

     "RESTATED NOTE" shall mean a Second Amended and Restated Revolving Credit
Note in the form of EXHIBIT A attached hereto.

     Section 2. AMENDMENTS TO EXISTING AGREEMENT. The following amendments are hereby made to the Existing Agreement with effect only from and after the Effective Date:

               (a) SECTION 1.2. SECTION 1.2 of the Existing Agreement is amended by deleting the dollar amount "$13,000,000" in the first sentence thereof and inserting in place thereof "$35,000,000".

               (b) SECTION 2.1(b). SECTION 2.1(b) of the Existing Agreement is amended by adding the phrase "Subject to SECTION 9," at the beginning of the sentence.

               (c) SECTION 2.7. SECTION 2.7 of the Existing Agreement is amended by deleting the percentage "1/4 of 1%" appearing therein and substituting the percentage "1/8 of 1%" therefor.

               (d) SECTION 3.1(a). SECTION 3.1(a) of the Existing Agreement is amended by deleting it in its entirety and substituting the following therefor:

                    "(a) Borrower shall repay in full (i) on the Reduction Date the outstanding principal amount of the Loans, if any, in excess of $17,500,000 and (ii) on the Termination Date, the entire outstanding principal amount of the Loans."

               (e) SECTION 4.2. SECTION 4.2 of the Existing Agreement is amended by adding the phrase ", except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and subject to general principles of equity" to the end of the last sentence thereof.

               (f) SECTION 4.3. SECTION 4.3 of the Existing Agreement is hereby amended by (i) deleting the dates "June 30, 1996", "December 31, 1995" and "June 30, 1996" appearing therein and substituting the dates "September 30, 1997", "December 31, 1996" and "September 30, 1997" respectively, therefor and (ii) deleting the dollar amount "$500,000" in the last sentence thereof and inserting in place thereof "$3,000,000".

               (g) SECTION 5.4(a). SECTION 5.4(a) of the Existing Agreement is amended by deleting the dollar amount "$23,000,000" appearing therein and substituting the dollar amount "$90,000,000" therefor.

               (h) SECTION 5.4(b). SECTION 5.4(b) of the Existing Agreement is hereby amended by deleting everything appearing after the phrase "Tangible Net Worth" and before the period appearing therein.

               (i) SECTION 5.4(e). SECTION 5.4(e) of the Existing Agreement is amended by deleting the phrase "for the Borrower's 1996 fiscal year," and substituting the phrase "for the Borrower's 1998 fiscal year" therefor and deleting the phrase "the Merger (as hereinafter defined) in an aggregate amount not to exceed $2,500,000" and inserting in place of the second deletion, the phrase "any merger, consolidation or other restructuring contemplated by the Merger Agreement or similar transactions only in an aggregate amount not to exceed $25,000,000".

               (j) SECTION 5.7(ii). SECTION 5.7(ii) of the Existing Agreement is amended by adding the phrase "or ordinary course dividends not to exceed 50% of net income per fiscal quarter of the Borrower before goodwill amortization and any restructuring charges incurred in connection with any merger, consolidation or other restructuring contemplated by the Merger Agreement or similar transactions only" to the end of the parenthetical thereof.

               (k) SECTION 5.10(b). SECTION 5.10(b) of the Existing Agreement is hereby amended by deleting the first sentence thereof and substituting the following therefor:

                    "Borrower shall use the proceeds of the Revolving Credit Loans for working capital purposes; provided, however, upon the occurrence of the No Restructuring Date (hereinafter defined), the Borrower shall use Revolving Credit Loan proceeds up to the maximum amount of $35,000,000 for working capital purposes (which for avoidance of doubt, shall not include acquisitions of any kind) or to consummate the merger as contemplated by the Merger Agreement (hereinafter defined); provided, further, however, that the outstanding principal balance of the Revolving Credit Loans shall be reduced to $17,500,000 on or before the Reduction Date."

               (l) SECTION 5.10(b). SECTION 5.10(b) of the Existing Agreement is amended by adding the phrase "Except as contemplated by the Merger Agreement," at the beginning of the second sentence thereof.

               (m) SECTION 5.11. SECTION 5.11 of the Existing Agreement is amended to add to the end thereof the phrase "; provided, however, in the event the No Reorganization Date shall occur, the Borrower will at all times be at least "adequately capitalized" as defined in the Act referred to above and within sixty (60) days after the Merger Effective Date be and at all times thereafter, be "well capitalized" as defined in such Act".

               (n) SECTIONS 5.13 and 5.14. New SECTIONS 5.13 and 5.14 are hereby added to the Existing Agreement as follows:

                    "5.13. COLLATERAL. The Borrower shall deliver to the Lender, within one (1) calendar day of the Merger Effective Date, any new, additional, substitute or replacement shares of Western Bank after giving effect to the transactions contemplated by the Merger Agreement, together with stock powers, duly executed in blank and such shares shall constitute Pledged Shares (as defined in the Pledge Agreement) under the Pledge Agreement.

                    5.14. MERGER EFFECTIVE DATE. Within three (3) Banking Days of the Merger Effective Date, the Borrower shall deliver to the Lender the certificate contemplated by the definition of Merger Effective Date. Notwithstanding anything in SECTION 7.1 to the contrary, Borrower's failure to comply with this requirement shall constitute an immediate Event of Default with no further action on the part of the Lender required."

               (o) SECTION 7.1(c). SECTION 7.1(c) of the Existing Agreement is amended by (i) inserting the phrase "(after giving effect to any applicable cure period)" after the phrase "event of default" appearing therein and (ii) inserting the phrase "in an aggregate principal amount in excess of $1,000,000" after the phrase "or other agreement" after the first time only that such phrase appears therein.

               (p) SECTION 7.1(h) of the Existing Agreement is amended by (i) adding the phrase "and the Lender shall not have waived in writing any Event of Default arising from such proceeding within five (5) Banking Days of the commencement of such proceeding" immediately before the first semicolon appearing therein, and (ii) deleting the dollar amount "$500,000" appearing therein and inserting in place thereof the dollar amount "$3,000,000".

               (q) SECTION 7.1(j). SECTION 7.1(j) of the Existing Agreement is amended by deleting the phrase ", or Lender shall otherwise reasonably deem itself insecure" therefrom and substituting the phrase "and Borrower shall not have prepaid the Loans in an amount satisfactory to Lender or delivered additional or substitute collateral acceptable to the Lender within five (5) Banking Days after notice to the Borrower by Lender" therefor.

               (r) SECTION 7.2(a). SECTION 7.2(a) of the Existing Agreement is amended by deleting the phrase "Section 7.1(l)-(n)" appearing therein and inserting in place thereof "Section 7.1(l)-(m)".

               (s) DEFINITIONS. The definition of "Commitment" in SECTION 8.1(b) of the Existing Agreement is amended and restated in full to read as provided below and the following additional definitions are hereby added in alphabetical order:

     "(b)      The term Commitment" shall mean (i) $13,000,000 in the aggregate until the Banking Day immediately preceding the Merger Effective Date; (ii) $17,500,000 in the aggregate from the Banking Day immediately preceding the Merger Effective Date until the Termination Date, except as further contemplated in CLAUSE (iii) hereof; and (iii) $35,000,000 in the aggregate from the No Reorganization Date until the Reduction Date only.

     "Merger Agreement" means the Agreement and Plan of Merger dated as of the 30th day of July 1997 as Amended and Restated as of November 20, 1997 by and among Borrower, Western Bank and Santa Monica Bank, as further amended, modified or supplemented.

     "Merger Effective Date" means the date specified in a certificate of the Secretary of the Borrower addressed to the Lender certifying that the Merger Agreement or related document has been filed and accepted by the California Secretary of State, but in no event shall such date be earlier than the filing date or later effective date stamped on such document by the California Secretary of State, a copy of which shall accompany such certificate to the Lender.

     "No Reorganization Date" means the date specified in a certificate of the Secretary of the Borrower delivered to the Lender, which date shall not be more than one day prior to the Merger Effective Date, certifying that the merger described in the Merger Agreement will be an all-cash merger.

     "Reduction Date" means September 30, 1998."

               (t) SECTION 11. SECTION 11 of the Existing Agreement is amended by adding the phrase "after an Event of Default or Unmatured Event of Default shall have occurred and be continuing" after the phrase "At any time" appearing therein.

               (u) SECTION 13. The seventh sentence of SECTION 13 of the Existing Agreement is amended by adding the phrase ", to the extent permitted by applicable law" at the end thereof.

     Section 3. WAIVER. The Borrower has advised the Lender that it is not or has not been in compliance with SECTIONS 5.2(c) and (e) (FDIC Call Reports and Reports to SEC and Shareholders), 5.4(e) (Return on Average Assets) and 5.7 (Dividends) of the Existing Agreement for fiscal periods ending on and before December 31, 1997. As of and through December 31, 1997, the Lender waives on the Effective Date pursuant to SECTION 7.2(b) of the Existing Agreement compliance by the Borrower with SECTIONS 5.2(c) and (e), 5.4(e) and 5.7 of the Existing Agreement The Lender's waiver of non-compliance with SECTIONS 5.2(c) and (e), 5.4(e) and 5.7 of the Existing Agreement is limited to the specific instance of failure to comply which is described above and shall not be deemed a waiver of or consent to any other failure to comply with the terms of SECTIONS 5.2(c) and
(e), 5.4(e) or 5.7 of the Existing Agreement or any other provisions of the Existing Agreement. Such waiver shall not prejudice any right or remedies which the Lender may have or be entitled to with respect to any such other breach of
SECTION 5.2(c) and (e), 5.4(e) or 5.7 or any other provision of the Existing Agreement.

     Section 4. AMENDMENTS TO PLEDGE AGREEMENT. The following amendments are hereby made to the Pledge Agreement with effect only from and after the Effective Date:

               (a)  DEFINITIONS. The definition of "Purchase Agreement" in
SECTION 1 of the Pledge Agreement is deleted and the following substituted therefor:

               "Merger Agreement" shall have the same meaning herein as in the Loan Agreement."

               (b) SECTION 3(c) OF THE PLEDGE AGREEMENT. SECTION 3(c) of the Pledge Agreement is hereby amended by deleting the phrase "7 calendar days following the date of the

Merger" appearing therein and substituting the phrase "one (1) calendar day following the Merger Effective Date" therefor.

     Section 5. CONDITIONS TO EFFECTIVE DATE. The occurrence of the Effective Date shall be subject to the satisfaction, on and as of the Effective Date, of the following conditions precedent:

               (a) The Borrower and the Lender shall have executed and delivered this Amendment.

               (b) No Event of Default or Unmatured Event of Default shall have occurred and be continuing under the Existing Agreement and the representations and warranties of the Borrower in SECTION 4 of the Existing Agreement and in
SECTION 9 hereof shall be true and correct on and as of the Effective Date assuming for purposes hereof that the representations and warranties were made as of the Effective Date except for representations and warranties which relate to a specific date and the Borrower shall have provided to the Lender a certificate of a senior officer of the Borrower to that effect.

               (c) The Borrower shall have provided to the Lender, in form and substance satisfactory to the Lender, a certificate attaching a true and correct copy of its articles of incorporation or bylaws as in effect on the date hereof.

               (d) The Borrower shall have executed and delivered to the Lender the Restated Note. Lender agrees to return to the Borrower the Amended and Restated Revolving Credit Note dated June 11, 1997 marked "replaced".

               (e) The Borrower shall have delivered to Lender a copy of a resolution of the Board of Directors of Borrower, authorizing or ratifying, the execution, delivery and performance, respectively, of this Amendment, the Restated Note and the other documents provided for in this Amendment, certified by the secretary or an assistant secretary of Borrower, and further certifying the names of the officer(s) of the Borrower authorized to sign this Amendment, the Restated Note and the other documents provided for in this Amendment, together with a sample of the true signature of each such person (Lender may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

               (f) The Borrower shall have delivered to Lender a certificate signed by the secretary or a senior officer of Borrower acceptable to Lender to the effect that attached thereto are true and complete copies of (i) the Merger Agreement, (ii) all governmental approvals, licenses, consents, registrations and filings required for the execution, delivery and performance by Borrower of this Amendment and the agreements, documents and instruments provided for herein and for the consummation of the transaction contemplated by the Merger Agreement.

               (g) The Borrower shall have delivered to Lender an opinion of counsel to Borrower in the form of EXHIBIT B attached hereto.

               (h) Borrower shall have paid a $10,000 fee to the Lender in connection with Lender's issuance of a commitment letter specifying the terms contained in this Amendment.

               (i) The Borrower shall have delivered to Lender such other documents and certificates as Lender may reasonably request.

     Section 6. EFFECTIVE DATE NOTICE. Promptly following the occurrence of the Effective Date, the Lender shall give notice to the Borrower of the occurrence of the Effective Date, which notice shall be conclusive, and the parties may rely thereon; provided, that such notice shall not waive or otherwise limit any right or remedy of the Lender arising out of any failure of any condition precedent set forth in SECTION 5 to be satisfied.

     Section 7. TERMINATION. If the Effective Date shall not have occurred on or before January 30, 1998, the Lender may terminate this Amendment by notice in writing to the Borrower at any time before the occurrence of the Effective Date; provided, that the Borrower's obligations under SECTION 14 shall survive any such termination.

     Section 8. RATIFICATION. The parties agree that neither the Existing Agreement nor the Revolving Credit Note nor the Pledge Agreement has lapsed or terminated; each is in full force and effect, and is and from and after the Effective Date shall remain binding in accordance with its respective terms, as amended hereby.

     Section 9. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender that:

               (a) NO BREACH. The execution, delivery and performance of this Amendment, the Existing Agreement and Pledge Agreement, each as amended hereby, and the Restated Note will not conflict with or result in a breach of, or cause the creation of a lien or require any consent (which consent has not already been obtained) under the articles of incorporation or bylaws of the Borrower, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower is a party or by which it or its property is bound.

               (b) POWER AND ACTION: BINDING EFFECT. The Borrower has been duly organized and is validly existing in good standing as a corporation under the laws of the State of California and has all necessary power and authority to execute, deliver and perform its obligations under this Amendment, the Existing Agreement and Pledge Agreement, each as amended hereby, and the Restated Note; the execution, delivery and performance by the Borrower of this Amendment, the Existing Agreement and Pledge Agreement, each as amended hereby, and the Restated Note have been duly authorized by all necessary action on its part; and this Amendment, the Existing Agreement and Pledge Agreement, each as amended hereby, and the Restated Note have been duly and validly executed and delivered by the Borrower and constitute legal, valid and binding obligations, enforceable in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and subject to general principles of equity.

               (c) APPROVALS. Except as set forth on SCHEDULE 9(c) attached hereto, no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency or any other person are necessary for the execution, delivery or performance by the Borrower of this Amendment, the Existing Agreement or Pledge Agreement, each as amended hereby, or the Restated Note, or for the validity or enforceability thereof.

     Section 10. CERTAIN USAGES. From and after the Effective Date, each reference to the Existing Agreement, Pledge Agreement or the Revolving Credit
Note in the Existing Agreement, the Pledge Agreement and the other agreements, documents or instruments referred to or provided for in or delivered under the Existing Agreement shall be deemed to refer to the Existing Agreement and Pledge Agreement, each as amended hereby, and the Revolving Credit Note as amended by the Restated Note, respectively.

     Section 11. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender.

     Section 12. GOVERNING LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

     Section 13. COUNTERPARTS. This Amendment and the Restated Note may be executed in any number of counterparts and either party hereto may execute any one or more of such counterparts, all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Restated Note by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment or Restated Note, as applicable.

     Section 14. EXPENSES. Whether or not the Effective Date shall occur, without limiting the obligations of the Borrower under the Existing Agreement or Pledge Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Existing Agreement and the Pledge Agreement, as amended hereby, the Restated Note and the other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of Gardner, Carton & Douglas, special counsel to the Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                   WESTERN BANCORP
                                   (formerly known Monarch Bancorp)



                                   By: /s/ Arnold C. Hahn
                                      -------------------------------
                                      Name:  Arnold C. Hahn
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                   THE NORTHERN TRUST COMPANY

                                   By: /s/ Thomas E. Bernhardt
                                      -------------------------------
                                      Name: Thomas E. Bernhardt
                                      Title: Vice President

                                      EXHIBIT A

                  SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE
                                (Bank Holding Company)

$35,000,000                                                    Chicago, Illinois
                                                                January 26, 1998

     FOR VALUE RECEIVED, on or before September 25, 1999, the scheduled maturity date hereof, WESTERN BANCORP (formerly known as Monarch Bancorp), a California corporation ("BORROWER"), promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called "LENDER"), at its main banking office at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as Lender may direct, the aggregate unpaid principal balance of each advance (a "LOAN" and collectively the "LOANS") made by Lender to Borrower under the Revolving Credit Agreement (hereinafter defined); provided, however, the Borrower agrees to pay in full on or before the Reduction Date the outstanding principal balance of all Loans in excess of $17,500,000, together with all accrued and unpaid interest thereon. The total principal amount of Loans outstanding at any one time hereunder shall not exceed THIRTY FIVE MILLION UNITED STATES DOLLARS ($35,000,000).

     Lender is hereby authorized by Borrower at any time and from time to time at Lender's sole option to attach a schedule (grid) to this Note and to endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, and the date and amount of each payment of principal and interest made by Borrower with respect to each such Loan. Lender's endorsements as well as its records relating to Loans shall be rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, shall prevail over any records of Borrower and any written confirmations of Loans given to Borrower.

     Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder at on the dates and at the rate or rates as set forth in the Revolving Credit Agreement (as hereinafter defined).

     Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

     This Note evidences indebtedness incurred under a Revolving Credit Agreement dated as of September 25, 1996 executed by and between the Borrower and Lender (together with all amendments, restatements and replacements thereto or therefor, the "REVOLVING CREDIT AGREEMENT"), to which Revolving Credit Agreement reference is hereby made for a statement of its terms and provisions, including without limitation those under which this Note may be paid prior to its due date or have its due date accelerated. Capitalized terms used but not otherwise defined in this Note shall have the same meaning herein as in the Revolving Credit Agreement. This Note amends and restates in full the Amended and Restated Revolving Credit Note dated June 11, 1997 in the principal amount of $13,000,000 issued by the Borrower under the

Revolving Credit Agreement and evidences the indebtedness previously evidenced thereby. This Note is secured by the collateral provided for in the Pledge Agreement referred to in the Revolving Credit Agreement.

      This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the other. This Note shall bind Borrower, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any of its rights or interest hereunder without the prior written consent of Lender. Borrower agrees to pay upon demand all expenses (including without limitation attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith, to the extent such waiver is permitted by applicable law.

                                   WESTERN BANCORP
                                   (formerly known as Monarch Bancorp)



                                   By:
                                      -------------------------------
                                      Name:  Arnold C. Hahn
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                     EXHIBIT C

                                LIST OF SUBSIDIARIES

1. Western Bank, a California corporation. Bank chartered by the State of California.

2. Southern California Bank, a California corporation. Bank chartered by the State of California.

3.   M.B. Mortgage Company, Inc., a California corporation.

4.   Venture Partners, Inc., a California corporation.

                                    SCHEDULE 9(c)

                                      APPROVALS

1.   Federal Reserve Bank of San Francisco, dated December 16, 1997.


2.   Department of Financial Institutions, dated December 17, 1997.

3.   Department of Financial Institutions, dated December 19, 1997.

4.   Federal Reserve Bank of San Francisco, dated November 25, 1997.

5.   Federal Deposit Insurance Corporation, dated December 16, 1997.

6.   Federal Deposit Insurance Corporation, dated December 16, 1997.

7.   Department of Financial Institutions, dated December 19, 1997.

8.   Department of Financial Institutions, dated December 17, 1997.